UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 13, 2006

U.S. WIRELESS DATA, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-22848	84-1178691
(Commission File Number)	(IRS Employer Identification No.)

2121 Avenue of the Stars, Suite 1650, Los Angeles, CA	90067
(Address of Principal Executive Offices)	(Zip Code)

(310) 601-2500

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On February 13, 2006, upon the appointment of Mr. David Goddard as a member of the Board of Directors (as discussed below), Mr. Goddard was granted a warrant to purchase 50,000 shares of the Company’s common stock, having an exercise price of $1.00 and an expiration date of February 13, 2008. The warrant granted to Mr. Goddard contains standard piggyback registration rights.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

The information contained in Item 1.01 of this Current Report on Form 8-K with respect to the issuance of the warrants to Mr. Goddard on February 13, 2006 is incorporated by reference herein and made a part hereof. The issuance was made in reliance on the exemption from registration contained in Section 4(2) of the Securities Act of 1933, as amended.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

(d)      On February 13, 2006, Mr. Goddard was appointed to the Board of Directors of the Company by unanimous vote of the directors, increasing the size of the Company’s Board of Directors from four to five members.

There are no arrangements or understandings between Mr. Goddard and any other person pursuant to which Mr. Goddard was selected as director. There are no transactions to which the Company is a party and in which Mr. Goddard had a material interest that are required to be disclosed under Item 404(a) and (b) of Regulation S-B. Mr. Goddard has not previously held any positions with the Company. Mr. Goddard has no family relations with any directors or executive officers of the Company.

David R. Goddard , is the Chief Executive Officer for FutureVest, Inc. (FTVT.PK), a venture investment company. Mr. Goddard has 25 years of merchant banking, capital markets and investment experience. He is on the Board of Directors of CipherPass Corporation and the Board of Advisors of LifeHouse Retirement Properties, Inc. He has been a partner in Macluan Capital, a Vancouver based Private Equity firm since 2001. From 1998 to 2001 Mr. Goddard was a Senior Managing Director and head of the Private Equity Capital Markets Group at Bear Stearns & Company. Mr. Goddard was also a Managing Director at BankBoston Robertson Stephens, Inc. in the Private Equity Placement Group and a portfolio manager for mezzanine investments. Prior to this, Mr. Goddard was a Managing
Director at Chase Securities, Inc. He began his career at Bank of America Securities in the Investment Banking group. He has his MBA from New York University and his BA from St. Lawrence University.

ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)	Exhibits.

Exhibit	Description
4.1	Form of Warrant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. WIRELESS DATA, INC.
Dated: February 17, 2006

/s/ Robert Ellin
Robert Ellin
Chief Executive Officer